UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2011
PROLOGIS, INC.
PROLOGIS, L.P.
(Exact Name of Registrant as Specified in its Charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
Pier 1, Bay 1, San Francisco, California 94111
(Address of Principal Executive Offices, including Zip Code)
(415) 394-9000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     This Current Report on Form 8-K is being filed in connection with the consummation on June 3, 2011 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 30, 2011 and amended as of March 9, 2011 (the “Merger Agreement”), by and among Prologis, Inc. (f/k/a AMB Property Corporation), a Maryland corporation (“Prologis”), Prologis, L.P. (f/k/a AMB Property, L.P.), a Delaware limited partnership (the “Operating Partnership”), Prologis (f/k/a ProLogis), a Maryland real estate investment trust (“Old ProLogis”), New Pumpkin Inc., a Maryland corporation (“New Pumpkin”), Upper Pumpkin, LLC, a Delaware limited liability company (“Upper Pumpkin”) and Pumpkin LLC, a Delaware limited liability company. Pursuant to the Merger Agreement, (i) on June 2, 2011, Pumpkin LLC merged with and into Old ProLogis, with Old ProLogis surviving as a wholly owned subsidiary of New Pumpkin (the “ProLogis Merger”), (ii) on June 3, 2011, New Pumpkin merged with and into Prologis, then known as AMB Property Corporation, at which time AMB Property Corporation changed its name to Prologis, Inc. (the “Topco Merger” and, together with the ProLogis Merger, the “Mergers”), and (iii) immediately following the Topco Merger, Prologis contributed all of the equity interests of Upper Pumpkin to the Operating Partnership, then known as AMB Property, L.P., immediately following which the Operating Partnership changed its name to Prologis, L.P. (the “Contribution”). Pursuant to the Contribution, Old ProLogis became an indirect subsidiary of Prologis. The following events took place in connection with the consummation of the Mergers:
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
     Pursuant to the ProLogis Merger, each outstanding Old ProLogis common share of beneficial interest and each outstanding share of each series of Old ProLogis preferred shares of beneficial interest was converted into one share of New Pumpkin common stock or preferred stock, respectively. Pursuant to the Topco Merger, each outstanding share of New Pumpkin common stock was converted into 0.4464 shares of Prologis common stock, and each outstanding share of each series of New Pumpkin preferred stock was converted into one share of an equivalent series of Prologis preferred stock.
     Also on the Closing Date, upon the consummation of the Contribution pursuant to the Merger Agreement, the Operating Partnership acquired all of the equity interests of Upper Pumpkin, and Old ProLogis became a wholly owned indirect subsidiary of the Operating Partnership. As consideration for the Contribution, the Operating Partnership issued securities to Prologis, consisting of (i) 254,736,288 common partnership units and (ii) the New Preferred Units (as defined below). The information set forth in Item 3.02 regarding the common partnership units and the New Preferred Units is incorporated herein by reference.
     The description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is included herewith as Exhibit 2.1 and the terms of which are incorporated herein by reference.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
     On the Closing Date, pursuant to an agreement between Prologis and the Operating Partnership, dated the Closing Date (the “Contribution Agreement”), the Operating Partnership issued to Prologis, in exchange for the Contribution, (i) 254,736,288 common partnership units and (ii) 2,000,000 Series Q Preferred Units, (iii) 5,000,000 Series R Preferred Units and (iv) 5,000,000 Series S Preferred Units (together with the Series Q Preferred Units and the Series R Preferred Units, the “New Preferred Units”).
     The issuance of the partnership units and the New Preferred Units was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption set forth in Section 4(2) of the Securities Act.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
Bylaw Amendment

     On the Closing Date, in connection with the Mergers, Prologis’ bylaws were amended in the form included herewith as Exhibit 3.2.
     Prologis’ bylaws were amended to make certain changes providing for the governance of the combined company following the Mergers. Pursuant to the amended bylaws, the affirmative vote of at least 75% of the independent directors of Prologis will be required to take any of the following actions:
•	removal of Hamid R. Moghadam from the office of co-chief executive officer prior to December 31, 2012 or removal of Mr. Moghadam from the office of chief executive officer or chairman of the board of directors of Prologis prior to December 31, 2014;

•	removal of Walter C. Rakowich as co-chief executive officer of Prologis prior to December 31, 2012;

•	appointment of any person as chief executive officer or co-chief executive officer of Prologis, other than, prior to December 31, 2012, Mr. Moghadam or Mr. Rakowich, or, after December 31, 2012 and prior to December 31, 2014, Mr. Moghadam;

•	appointment of any person, other than Mr. Moghadam, as chairman or co-chairman of the board of directors of Prologis prior to December 31, 2014;

•	failure to nominate Mr. Moghadam or Mr. Rakowich as a director of Prologis in any election of directors where the term of such directorship commences prior to December 31, 2014 or December 31, 2012, respectively; or

•	a material alteration, limitation or curtailment of the authority granted pursuant to the bylaws of Prologis to the chief executive officer, co-chief executive officer or chairman of the board prior to December 31, 2014.
     In addition, the affirmative vote of at least 75% of the independent directors of Prologis will be required to amend, modify or repeal, or adopt any bylaw provision inconsistent with, the foregoing provisions.
     In addition, the amended and restated bylaws effect the following changes to the bylaws of Prologis existing prior to the Mergers:
•	an increase in the number of positions on the Prologis board of directors from 10 to 11;

•	the creation of a “lead independent director” position on the Prologis board of directors;

•	the creation of a right of Prologis’ chief executive officer or co-chief executive officers to call special meetings of Prologis stockholders or the Prologis board of directors; and

•	the alteration of the structure and responsibilities of certain committees of the Prologis board of directors.
Preferred Stock Issuance
     On June 2, 2011, Prologis filed with the State Department of Assessments and Taxation of the State of Maryland articles supplementary setting for the terms of (i) the Series Q Cumulative Redeemable Preferred Stock of Prologis (the “Series Q Preferred Stock”), (ii) the Series R Cumulative Redeemable Preferred Stock of Prologis (the “Series R Preferred Stock”),, and (iii) the Series S Cumulative Redeemable Preferred Stock of Prologis (the “Series S Preferred Stock” and, together with the Series Q Preferred Stock and the Series R Preferred Stock, the “New Preferred Stock.”) The terms of each series of the New Preferred Stock have been previously described under “Description of Capital Stock —New AMB Preferred Stock to be Issued in Connection with the Topco Merger” of the Registration Statement on Form S-4 (File No. 333-172741) filed by Prologis (f/k/a AMB Property Corporation) and the Operating Partnership (f/k/a AMB Property, L.P.) with the Securities and Exchange Commission on March 11, 2011, as amended on April 12, 2011 and April 28, 2011, in connection with the Mergers, which section is hereby incorporated herein by reference. Upon issuance of the New Preferred Stock, as more fully described in the articles supplementary for each series of the New Preferred Stock, the ability of Prologis to pay dividends on or distribution with respect to, or to redeem, purchase, acquire or make a liquidation payment on, its common stock and other of Prologis’ capital stock ranking junior to or on a parity with the New Preferred Stock will be subject to certain restrictions.
     Copies of each of the amended and restated bylaws of Prologis, the articles supplementary for the Series Q

Preferred Stock, the articles supplementary for the Series R Preferred Stock and the articles supplementary for the Series S Preferred Stock are included herewith as Exhibits 3.2, 3.3, 3.4 and 3.5 respectively, and are incorporated herein by reference.
ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
     Prior to the Mergers, Prologis’ and the Operating Partnership’s historical financial statements were audited by PricewaterhouseCoopers LLP (“PwC”) and Old ProLogis’ historical financial statements were audited by KPMG LLP (“KPMG”). On June 6, 2011, the audit committee of the board dismissed PwC as Prologis’ and the Operating Partnership’s independent registered public accounting firm.
     The audit reports of PwC on the financial statements of each of Prologis and the Operating Partnership as of and for each of the two fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles. During Prologis’ and the Operating Partnership’s fiscal years ended December 31, 2010 and 2009, and during Prologis’ and the Operating Partnership’s subsequent interim period from January 1, 2011 through June 6, 2011, the date of the dismissal of PwC, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its report, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.
     Prologis provided PwC with a copy of the foregoing disclosures and requested that PwC furnish Prologis a letter addressed to the Securities and Exchange Commission stating whether it agrees with them. A copy of PwC’s response is included herewith as Exhibit 16.1.
     On June 6, 2011, the audit committee of the board engaged KPMG as its and the Operating Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2011. KPMG was the independent registered public accounting firm for Old ProLogis during the fiscal years ended December 31, 2010 and 2009, and during Old ProLogis’ subsequent interim period from January 1, 2011 through June 6, 2011. During that time, neither Prologis, the Operating Partnership nor anyone acting on their behalf consulted KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on Prologis’ or the Operating Partnership’s financial statements, or (iii) any other matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Resignations and Terminations of Certain Officers and Directors
     In connection with the Mergers and pursuant to the Merger Agreement, (i) on June 2, 2011, each of T. Robert Burke, David A. Cole, Frederick W. Reid and Thomas W. Tusher resigned from the board of directors of Prologis, (ii) on June 3, 2011, Thomas S. Olinger ceased to serve in his position as the chief financial officer of Prologis, and (iii) on June 3, 2011, Nina A. Tran ceased to serve in her position as the chief accounting officer of Prologis.
Appointments of Certain Officers
     In connection with the Mergers and pursuant to the Merger Agreement, on June 3, 2011, (i) Mr. Walter C. Rakowich, 53, the former chief executive officer of Old ProLogis, and Mr. Hamid R. Moghadam, 54, the former chief executive officer of AMB Property Corporation, became the co-chief executive officers of Prologis (ii) Mr. William E. Sullivan, 56, the former chief financial officer of Old ProLogis, became the chief financial officer of Prologis and (iii) Lori A. Palazzolo, 46, the former chief accounting officer of Old ProLogis, became the chief accounting officer of Prologis.

     Each of Messrs. Rakowich’s and Sullivan’s and Ms. Palazzolo’s biographical information is as follows:
•	WALTER C. RAKOWICH — Mr. Rakowich became co-chief executive officer of Prologis as of the Closing Date. Mr. Rakowich was Old ProLogis’ chief executive officer from November 2008 through the Closing Date, president and chief operating officer of Old ProLogis from January 2005 to November 2008 and served as managing director and chief financial officer of Old ProLogis from December 1998 to September 2005. Mr. Rakowich served Old ProLogis in various capacities since July 1994. Prior to joining Old ProLogis, Mr. Rakowich was a consultant to Old ProLogis in the area of due diligence and acquisitions, and he was a partner and principal with Trammell Crow Company, a diversified commercial real estate company in North America. Mr. Rakowich served on the Board of Trustees of Old ProLogis from August 2004 to May 2008 and was reappointed to the Board of Trustees in November 2008 and served as a trustee until the Closing Date.

•	WILLIAM E. SULLIVAN — Mr. Sullivan became chief financial officer of Prologis as of the Closing Date. Mr. Sullivan served as chief financial officer of Old ProLogis from April 2007 through the Closing Date. Prior to joining Old ProLogis, Mr. Sullivan was the founder and president of Greenwood Advisors, Inc., a financial consulting and advisory firm that focused on providing strategic planning and implementation services to small and mid-cap companies since 2005. From 2001 to 2005, Mr. Sullivan was chairman and chief executive officer of SiteStuff, an online procurement company serving the real estate industry and he continued as their chairman through June 2007.

•	LORI A. PALAZZOLO — Ms. Palazzolo became chief accounting officer of Prologis as of the Closing Date. Ms. Palazzolo served as senior vice president and chief accounting officer of Old ProLogis from January 1, 2011. Prior to that, Ms. Palazzolo worked in the accounting department at Old ProLogis from October 2004, most recently as First Vice President, Corporate Accounting and Financial Reporting. Prior to joining Old ProLogis, Ms. Palazzolo was Senior Vice President and Controller of Chateau Communities, Inc., where she worked for 10 years, and prior to that an audit manager with Coopers & Lybrand (now PricewaterhouseCoopers LLP), where she worked for 7 years. Ms. Palazzolo is a Certified Public Accountant.
     Mr. Rakowich’s existing employment agreement with Old ProLogis, as amended through January 30, 2011, will remain in effect until December 31, 2011, at which time it will expire. Mr. Rakowich’s new employment agreement, which was entered into on January 30, 2011 in connection with and conditioned upon the Mergers, will become effective on January 1, 2012 and will expire on December 31, 2012, subject to earlier termination in accordance with its terms.
     Mr. Sullivan’s existing Executive Protection Agreement with Old ProLogis, as amended through January 30, 2011, will remain in effect and will expire under its terms on December 31, 2012, subject to earlier termination in accordance with its terms.
     Mr. Edward S. Nekritz, 45, became chief legal officer, general counsel and secretary of Prologis as of the Closing Date. Mr. Nekritz’s existing Executive Protection Agreement with Old ProLogis, as amended through January 30, 2011, will remain in effect, subject to termination in accordance with its terms.
     Mr. Nekritz’s biographical information is as follows:
•	EDWARD S. NEKRITZ — Mr. Nekritz became chief legal officer, general counsel and secretary of Prologis as of the Closing Date. He also serves as the secretary to the Prologis board of directors. Mr. Nekritz joined Old ProLogis as a vice president in 1995. Previously, he was with the international law firm of Mayer, Brown & Platt (now Mayer Brown), where he practiced real estate and corporate law from 1990 to 1995. Mr. Nekritz is on the board of advisors for the University of Colorado Denver Business School and on the board of directors for the Ronald McDonald House Charities of Denver.
     The amendments made to Mr. Rakowich’s existing employment agreement and to Messrs. Sullivan’s and Nekritz’s Executive Protection Agreements made in contemplation of the Mergers, and Mr. Rakowich’s new employment agreement, are described in the Form 8-K filed by Old ProLogis, dated February 1, 2011.

     On May 18, 2011, Old ProLogis entered into an Executive Protection Agreement with Ms. Palazzolo. On June 3, 2011, in accordance with the terms of the Merger Agreement, Prologis assumed each of (i) Mr. Rakowich’s existing and new employment agreements and (ii) Messrs. Sullivan’s and Nekritz’s and Ms. Palazzolo’s existing Executive Protection Agreements.
     The foregoing descriptions of each of Mr. Rakowich’s existing agreement and new agreement, and Messrs. Sullivan’s and Nekritz’s Executive Protection Agreements, are qualified in their entirety by the full text of the agreements, the form of which has been previously filed by Old ProLogis as Exhibit 10.23 to Old ProLogis’s (f/k/a/ ProLogis) Form 10-K for the year ended December 31, 2008, and is incorporated herein by reference.
     On June 3, 2011, Thomas S. Olinger, 44, ceased to serve in his position as the chief financial officer of Prologis. Effective as of the Closing Date, Mr. Olinger became Prologis’ chief integration officer. Mr. Olinger’s biographical information is as follows:
•	THOMAS S. OLINGER- Mr. Olinger became Prologis’ chief integration officer, effective as of the Closing Date, responsible for information technology and for the development of best-practice processes and procedures related to the merger of Prologis (f/k/a AMB Property Corporation) with Old ProLogis. From 2007 to 2011, Mr. Olinger served as Prologis’ (f/k/a AMB Property Corporation) chief financial officer. Prior to joining Prologis in 2007, he served as vice president, corporate controller at Oracle Corporation. Prior to this, Mr. Olinger spent 14 years at Arthur Andersen, the last three as an audit partner in its U.S. real estate and technology groups.
Appointment of Directors
     In connection with the Mergers and pursuant to the Merger Agreement, effective as of the Closing Date, the following individuals were named as directors of Prologis: Mr. Irving F. Lyons III, Mr. George L. Fotiades, Ms. Christine Garvey, Mr. Rakowich, Mr. D. Michael Steuert and Mr. William D. Zollars. Ms. Lydia H. Kennard, Mr. J. Michael Losh, Mr. Moghadam, Mr. Jeffrey Skelton and Mr. Carl B. Webb, directors of AMB Property Corporation prior to the Mergers, will continue to serve as directors of Prologis. Effective as of the Closing Date, the board of directors of Prologis appointed Mr. Moghadam the chairman of the board, Mr. Rakowich the chairman of the executive committee of the board and Mr. Lyons the lead independent director.
     On the Closing Date, the board of directors of Prologis reconstituted the following committees and assigned the directors to serve on each committee as follows:
     Executive Committee
Walter C. Rakowich, Chairperson
Hamid R. Moghadam
Irving F. Lyons III
Jeffrey L. Skelton
     Board Governance and Nomination Committee
Lydia H. Kennard, Chairperson
Jeffrey L. Skelton
William D. Zollars
     Audit Committee
J. Michael Losh, Chairperson
Christine Garvey
D. Michael Steuert
     Compensation Committee

George L. Fotiades, Chairperson
Carl B. Webb
William D. Zollars
     In connection with the closing of the Mergers, each of the directors and certain officers entered into an Indemnification Agreement with Prologis in the form of Indemnification Agreement included herewith as Exhibit 10.1, the terms of which are incorporated herein by reference.
ITEM 5.03 AMENDMENT OF ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
Prologis
     In connection with the Mergers, on the Closing Date, the bylaws of Prologis were amended and restated in their entirety. The information set forth in Item 3.03 is incorporated herein by reference.
     In addition, on the Closing Date, the Prologis charter was amended to reflect the change in name of the company from AMB Property Corporation to Prologis, Inc.
     Copies of the articles of merger of New Pumpkin with and into Prologis, then known as AMB Property Corporation, changing the name of “AMB Property Corporation” to “Prologis, Inc.” and the amended and restated Prologis bylaws are included herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.
     The information set forth in Item 3.03 under the heading “Preferred Stock Issuance” is incorporated herein by reference.
Prologis, L.P.
     In connection with the Mergers, on the Closing Date, (i) the certificate of limited partnership of the Operating Partnership was amended and restated to change the name of the Operating Partnership from AMB Property, L.P. to Prologis, L.P., and (ii) Prologis, as the general partner of the Operating Partnership, caused the Operating Partnership to adopt the Thirteenth Amended and Restated Agreement of Limited Partnership of Prologis, L.P., to provide for the issuance of the partnership units and New Preferred Units to Prologis in connection with the Contribution and to make certain other administrative changes.
     Copies of the amended and restated certificate of limited partnership of Prologis, L.P. and the Thirteenth Amended and Restated Agreement of Limited Partnership of Prologis, L.P. are included herewith as Exhibits 3.6 and 3.7, respectively, and are incorporated herein by reference.
ITEM 5.05 AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS
     On June 3, 2011, the board of directors adopted a new code of ethics and business conduct that applies to our directors, officers and employees, copies of which are available on Prologis’ website at http://www.prologis.com.
ITEM 8.01. OTHER EVENTS
     On June 3, 2011, Prologis and Old ProLogis issued a joint press release announcing the consummation of the Mergers. A copy of the joint press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.
     The audited financial statements required by this item have been previously filed as part of Prologis’ registration statement on Form S-4 (Reg. St. No. 333-172741) and Prologs’ and the Operating Partnership’s registration statement on Form S-4 (Reg. St. No. 333-173891).
     The unaudited financial statements required by this item have been previously filed as part of Prologis’ registration statement on Form S-4 (Reg. St. No. 333-172741) and Prologs’ and the Operating Partnership’s registration statement on Form S-4 (Reg. St. No. 333-173891).
(b) Pro forma financial information
     The pro forma financial information required by this item has been previously filed as part of Prologis’ registration statement on Form S-4 (Reg. St. No. 333-172741) and Prologs’ and the Operating Partnership’s registration statement on Form S-4 (Reg. St. No. 333-173891).
(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Prologis, Inc. (f/k/a AMB Property Corporation), Prologis, L.P. (f/k/a AMB Property, L.P.), ProLogis, Upper Pumpkin LLC, New Pumpkin Inc. and Pumpkin LLC (incorporated by reference to Annex A to the joint proxy statement/prospectus included in Prologis, Inc.’s (f/k/a AMB Property Corporation) Registration Statement on Form S-4/A filed March 11, 2011 and amended on April 12, 2011 and April 28, 2011).

3.1	Articles of Merger of New Pumpkin Inc., a Maryland corporation, with and into Prologis, Inc. (f/k/a AMB Property Corporation), a Maryland corporation, changing the name of “AMB Property Corporation” to “Prologis, Inc.”, as filed with the Stated Department of Assessments and Taxation of Maryland on June 2, 2011, and effective June 3, 2011.*

3.2	Amended and Restated Bylaws of Prologis, Inc.*

3.3	Articles Supplementary establishing and fixing the rights and preferences of the Series Q Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.4 to Prologis’ (f/k/a AMB Property Corporation’s) Form 8-A filed on June 2, 2011)

3.4	Articles Supplementary establishing and fixing the rights and preferences of the Series R Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.5 to Prologis’ (f/k/a AMB Property Corporation’s) Form 8-A filed on June 2, 2011).

3.5	Articles Supplementary establishing and fixing the rights and preferences of the Series S Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.6 to Prologis’ (f/k/a AMB Property Corporation’s) Form 8-A filed on June 2, 2011).

3.6	Thirteenth Amended and Restated Agreement of Limited Partnership of Prologis, L.P.*

3.7	Amended and Restated Certificate of Limited Partnership of AMB Property, L.P.*

10.1	Form of Indemnification Agreement.*

16.1	PricewaterhouseCooper’s Response Letter to the Securities and Exchange Commission dated June 7, 2011.*

99.1	Joint Press Release, dated June 3, 2011 (incorporated by reference to Exhibit 99.1 to Old ProLogis’ Current Report on Form 8-K filed June 7, 2011).

*	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prologis, Inc.
(Registrant)

Date: June 8, 2011	By: Name:	/s/ Edward S. Nekritz Edward S. Nekritz
	Title:	General Counsel & Secretary

Prologis, L.P.
(Registrant)

	By:	Prologis, Inc,
Its general partner

Date: June 8, 2011	By: Name:	/s/ Edward S. Nekritz Edward S. Nekritz
	Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Prologis, Inc. (f/k/a AMB Property Corporation), Prologis, L.P. (f/k/a AMB Property, L.P.), ProLogis, Upper Pumpkin LLC, New Pumpkin Inc. and Pumpkin LLC (incorporated by reference to Annex A to the joint proxy statement/prospectus included in Prologis, Inc.’s (f/k/a AMB Property Corporation) Registration Statement on Form S-4/A filed March 11, 2011 and amended on April 12, 2011 and April 28, 2011).

3.1	Articles of Merger of New Pumpkin Inc., a Maryland corporation, with and into Prologis, Inc. (f/k/a AMB Property Corporation), a Maryland corporation, changing the name of “AMB Property Corporation” to “Prologis, Inc.”, as filed with the Stated Department of Assessments and Taxation of Maryland on June 2, 2011, and effective June 3, 2011.

3.2	Amended and Restated Bylaws of Prologis, Inc.

3.3	Articles Supplementary establishing and fixing the rights and preferences of the Series Q Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.4 to Prologis’ (f/k/a AMB Property Corporation’s) Form 8-A filed on June 2, 2011)

3.4	Articles Supplementary establishing and fixing the rights and preferences of the Series R Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.5 to Prologis’ (f/k/a AMB Property Corporation’s) Form 8-A filed on June 2, 2011).

3.5	Articles Supplementary establishing and fixing the rights and preferences of the Series S Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.6 to Prologis’ (f/k/a AMB Property Corporation’s) Form 8-A filed on June 2, 2011).

3.6	Thirteenth Amended and Restated Agreement of Limited Partnership of Prologis, L.P.

3.7	Amended and Restated Certificate of Limited Partnership of AMB Property, L.P.

10.1	Form of Indemnification Agreement.

16.1	PricewaterhouseCooper’s Response Letter to the Securities and Exchange Commission dated June 7, 2011.

99.1	Joint Press Release, dated June 3, 2011 (incorporated by reference to Exhibit 99.1 to Old Prologis’ Current Report on Form 8-K filed June 7, 2011).